-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): September 15, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On September 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 15, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  September 16, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President

                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                September 15, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL            BEGINNING                                                                ENDING
             FACE               PRINCIPAL                                                                PRINCIPAL
 CLASS       VALUE                BALANCE         PRINCIPAL        INTEREST             TOTAL            BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         850,000,000.00              0.00             0.00           0.00                  0.00                  0.00
A2         956,875,000.00              0.00             0.00           0.00                  0.00                  0.00
A3         634,550,000.00    571,922,706.01    61,061,825.76   1,239,165.86         62,300,991.62        510,860,880.25
A4         353,212,000.00    353,212,000.00             0.00     894,803.73            894,803.73        353,212,000.00
B           72,777,000.00     35,897,688.15     2,369,361.31      87,051.89          2,456,413.20         33,528,326.84
C           29,110,000.00     14,359,075.26       947,744.52      51,333.69            999,078.21         13,411,330.74
D           72,777,000.00     21,145,957.67     3,317,105.84     105,729.79          3,422,835.63         17,828,851.83
CERT                 0.00              0.00             0.00   2,994,011.31          2,994,011.31                  0.00
TOTALS   2,969,301,000.00    996,537,427.09    67,696,037.43   5,372,096.27         73,068,133.70        928,841,389.66

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                            ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL          PRINCIPAL      CLASS      RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1      96683MAA1       0.00000000      0.00000000     0.00000000         0.00000000        0.00000000        A1        1.420000 %
A2      96683MAB9       0.00000000      0.00000000     0.00000000         0.00000000        0.00000000        A2        1.880000 %
A3      96683MAC7     901.30439841     96.22854899     1.95282619        98.18137518      805.07584942        A3        2.600000 %
A4      96683MAD5   1,000.00000000      0.00000000     2.53333332         2.53333332    1,000.00000000        A4        3.040000 %
B       96683MAE3     493.25594831     32.55645753     1.19614562        33.75260316      460.69949077        B         2.910000 %
C       96683MAF0     493.26950395     32.55735211     1.76343834        34.32079045      460.71215184        C         4.290000 %
D       96683MAG8     290.55824876     45.57904063     1.45279127        47.03183190      244.97920813        D         6.000000 %
TOTALS                335.61347505     22.79864434     1.80921243        24.60785676      312.81483072
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------



       RECEIVABLES
                               Beginning Receivables Balance                                                   1,046,731,479.93
                               Ending Receivables Balance                                                        977,167,884.21
                               Beginning Number of Contracts                                                            106,072
                               Ending Number of Contracts                                                               102,210

       COLLECTIONS
                               Interest:
                               Interest Collections                                                                5,293,523.29
                               Reinvestment Income                                                                    67,232.55
                               Repurchased Loan Proceeds Related to Interest                                           1,470.61
                               Total Interest Collections                                                          5,362,226.45

                               Principal:
                               Principal Collections                                                              42,600,413.02
                               Prepayments in Full                                                                24,842,847.61
                               Repurchased Loan Proceeds Related to Principal                                        156,899.60
                               Total Principal Collections                                                        67,600,160.23

                               Recoveries and Liquidation Proceeds                                                   995,468.76

                               Total Collections                                                                  73,957,855.44

                               Principal Losses for Collection Period                                              1,963,435.49

       Fees:
                               Receivable Servicers                                                                  872,276.22
                               Data Administration and Reporting Fees:                                                17,445.52
                               Other Fees:                                                                                 0.00
                               Total Fees:                                                                           889,721.74

       Interest Distribution Amounts
                               Interest Due - Class A-1                                                                    0.00
                               Interest Paid - Class A-1                                                                   0.00
                               Shortfall - Class A-1                                                                       0.00
                               Carryover Shortfall - Class A-1                                                             0.00
                               Change in Carryover Shortfall - Class A-1                                                   0.00

                               Interest Due - Class A-2                                                                    0.00
                               Interest Paid - Class A-2                                                                   0.00
                               Shortfall - Class A-2                                                                       0.00
                               Carryover Shortfall - Class A-2                                                             0.00
                               Change in Carryover Shortfall - Class A-2                                                   0.00

                               Interest Due - Class A-3                                                            1,239,165.86
                               Interest Paid - Class A-3                                                           1,239,165.86
                               Shortfall - Class A-3                                                                       0.00
                               Carryover Shortfall - Class A-3                                                             0.00
                               Change in Carryover Shortfall - Class A-3                                                   0.00

                               Interest Due - Class A-4                                                              894,803.73
                               Interest Paid - Class A-4                                                             894,803.73
                               Shortfall - Class A-4                                                                       0.00
                               Carryover Shortfall - Class A-4                                                             0.00
                               Change in Carryover Shortfall - Class A-4                                                   0.00

                               Interest Due - Class B                                                                 87,051.89
                               Interest Paid - Class B                                                                87,051.89
                               Shortfall - Class B                                                                         0.00
                               Carryover Shortfall - Class B                                                               0.00
                               Change in Carryover Shortfall - Class B                                                     0.00

                               Interest Due - Class C                                                                 51,333.69
                               Interest Paid - Class C                                                                51,333.69
                               Shortfall - Class C                                                                         0.00
                               Carryover Shortfall - Class C                                                               0.00
                               Change in Carryover Shortfall - Class C                                                     0.00

                               Interest Due - Class D                                                                105,729.79
                               Interest Paid - Class D                                                               105,729.79
                               Shortfall - Class D                                                                         0.00
                               Carryover Shortfall - Class D                                                               0.00
                               Change in Carryover Shortfall - Class D                                                     0.00

                               Interest Due - Total                                                                2,378,084.96
                               Interest Paid - Total (Includes Certificates)                                       5,372,096.27
                               Shortfall - Total                                                                           0.00
                               Carryover Shortfall - Total                                                                 0.00
                               Change in Carryover Shortfall - Total                                                       0.00

       Principal Allocations
                               First Allocation of Principal                                                               0.00
                               Second Allocation of Principal                                                      3,080,198.76
                               Third Allocation of Principal                                                      14,359,075.26
                               Regular Principal Allocation                                                       50,256,763.41
                               Total Principal Allocations                                                        67,696,037.43


       Principal Distribution Amounts
                               Principal Distribution - Class A-1                                                          0.00
                               Principal Distribution - Class A-2                                                          0.00
                               Principal Distribution - Class A-3                                                 61,061,825.76
                               Principal Distribution - Class A-4                                                          0.00
                               Principal Distribution - Class B                                                    2,369,361.31
                               Principal Distribution - Class C                                                      947,744.52
                               Principal Distribution - Class D                                                    3,317,105.84

                               Certificate Distribution                                                            2,994,011.31

       Total Distribution                                                                                         73,957,855.44

       PORTFOLIO INFORMATION
                               Weighted Average Coupon                                                                   6.04 %
                               Weighted Average Original Term (months)                                                    57.43
                               Weighted Average Remaining Term                                                            27.04
                               Weighted Average Age (months)                                                              32.70
                               Remaining Number of Receivables                                                          102,210
                               Portfolio Receivable Balance (end of period)                                      977,167,884.21
                                                     Discount Receivables                                        522,403,091.07
                                                     Non-Discount Receivables                                    435,549,104.33
                               Adjusted Portfolio Receivable Balance (end of period)                             957,952,195.40

       OVERCOLLATERALIZATION INFORMATION
                               Overcollateralization Amount                                                       29,110,805.74
                               Target Level of Overcollateralization                                              29,110,805.74

       NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                               Total Principal Losses for Collection Period                                        1,963,435.49
                               Recoveries and Liquidation Proceeds                                                   995,468.76
                               Net Losses for Collection Period                                                      967,966.73
                               Net Loss Rate for Collection Period(annualized)                                         1.1097 %

                               Cumulative Net Losses for all Periods($)                                           25,598,567.66
                               Cumulative Net Losses for all Periods(% of original portfolio)                          0.8533 %

                               Delinquent Receivables
                               Number of Contracts
                               31 - 60 Days Delinquent                                                                    2,053
                               61 - 90 Days Delinquent                                                                      322
                               91 - 120 Days Delinquent                                                                      96
                               Over 120 Days Delinquent                                                                     253
                               Sub Total                                                                                  2,724
                               Repossesions (# of vehicles)                                                                 232
                               Total Number of Delinquencies and Repossesions                                             2,956

                               $ Amount of Delinquency
                               31 - 60 Days Delinquent                                                            23,266,987.44
                               61 - 90 Days Delinquent                                                             3,470,065.79
                               91 - 120 Days Delinquent                                                            1,182,453.15
                               Over 120 Days Delinquent                                                            3,438,127.18
                               Sub Total                                                                          31,357,633.56
                               Repossesions                                                                        2,888,062.08
                               Total Amount of Delinquencies and Repossesions                                     34,245,695.64

                               % of End Period Balance
                               31 - 60 Days Delinquent                                                                 2.3811 %
                               61 - 90 Days Delinquent                                                                 0.3551 %
                               91 - 120 Days Delinquent                                                                0.1210 %
                               Over 120 Days Delinquent                                                                0.3518 %
                               Sub Total                                                                               3.2090 %
                               Repossesions                                                                            0.2956 %
                               Total % of Delinquencies and Repossesions                                               3.5046 %

                               Monthly Net Loss Rate:

                               Current Collection Period                                                               0.0925 %
                               Preceding Collection Period                                                             0.0734 %
                               Second Preceding Collection Period                                                      0.0682 %
                               Three Month Average                                                                     0.0780 %
                               Annualized Average Net Loss Rate                                                        0.9361 %
